SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2003

DOMINION HOMES, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-23270	31-1393233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Tuttle Crossing Boulevard, P.O. Box 5000, Dublin, Ohio	43016-5555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 356-5000

5501 Frantz Road, Dublin, Ohio	43017
(Former address, changed since last report)	(Zip Code)

Item 7.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 8, 2003

Item 9.	Regulation FD Disclosure.

On October 8, 2003, Dominion Homes, Inc., an Ohio corporation (the “Company”), announced its operating results for the quarter ended September 30, 2003. A copy of the Company’s press release (the “Press Release”) announcing these results is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information in this report is being furnished under this Item 9 of Form 8-K in accordance with the provisions of Regulation FD (17 CFR §§ 243.100 et seq.)

Item 12.	Results of Operations and Financial Condition.

The Company is also furnishing the information in the Press Release in accordance with Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

By:	/s/ JON M. DONNELL

Jon M. Donnell
President and Chief Operating Officer

Date: October 8, 2003